Exhibit 99.1

Independent Auditors’ Report

The Board of Directors

Sauflon Pharmaceuticals Limited:

We have audited the accompanying consolidated financial statements of Sauflon Pharmaceuticals Limited (the “Company”) and its subsidiaries, which comprise the consolidated balance sheet as of October 31, 2013, and the related consolidated profit and loss account, consolidated statement of total recognised gains and losses, consolidated cash flow statement for the year then ended, and the related notes to the consolidated financial statements, which, as described in Note 1 to the consolidated financial statements, have been prepared on the basis of generally accepted accounting practice in the United Kingdom.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with generally accepted accounting practice in the United Kingdom; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America and International Standards on Auditing. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Qualified Opinion

As more fully disclosed in Note 1 to the consolidated financial statements, generally accepted accounting practice in the United Kingdom requires that consolidated financial statements be presented with comparative financial information. These consolidated financial statements have been prepared as of and for the year ended October 31, 2013 solely for the inclusion in the U.S. Securities and Exchange Commission filings of The Cooper Companies, Inc. Accordingly, no comparative financial information is presented.

Qualified Opinion

In our opinion, except for the omission of comparative financial information described in the Basis for Qualified Opinion paragraph, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Sauflon Pharmaceuticals Limited and its subsidiaries as of October 31, 2013, and the results of their operations and their cash flows for the year then ended in accordance with generally accepted accounting practice in the United Kingdom.

Emphasis of Matter

As discussed in Note 1 and Note 27 to the consolidated financial statements, the Company prepared its consolidated financial statements in accordance with generally accepted accounting practice in the United Kingdom, which differs from U.S. generally accepted accounting principles. Our opinion is not modified with respect to this matter.

/s/ KPMG

KPMG LLP

Reading, UK
October 17, 2014

Sauflon Pharmaceuticals Limited

CONSOLIDATED PROFIT AND LOSS ACCOUNT

for the year ended October 31, 2013

Notes		2013 £‘000

2	Turnover	101,588

	Cost of sales	(34,512)

	Gross profit	67,076

	Distribution costs	(7,404)
	Administration expenses	(43,816)

3	Operating profit	15,856

6	Interest payable and similar charges	(4,722)
7	Interest receivable and similar income	500

	Profit on ordinary activities before taxation	11,634

8	Taxation on profits on ordinary activities	(1,698)

	Profit on ordinary activities after tax	9,936

The group’s turnover and expenses all relate to continuing operations.

Sauflon Pharmaceuticals Limited

CONSOLIDATED STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES

for the year ended October 31, 2013

2013 £‘000

Profit for the financial year	9,936

Exchange gains or (losses) on foreign translation	(24)

Total recognised (losses)/gains relating to the year	9,912

There are no material differences between the profit on ordinary activities before taxation and the retained profit for the financial year stated above and their historical cost equivalents.

Sauflon Pharmaceuticals Limited

CONSOLIDATED BALANCE SHEET

At October 31, 2013

Notes		2013
		£‘000	£‘000
	Fixed Assets
9	Intangible assets		234
10	Tangible assets		40,250

			40,484
	Current Assets
12	Stocks	18,454
13	Debtors	26,709
	Cash at bank and in hand	7,967

		53,130

	Creditors
14	Creditors amounts falling due within one year	(20,947)

	Net current assets		32,183

	Total assets less current liabilities		72,667

	Long Term Liabilities
15	Amounts falling due after more than one year		(40,844)
17	Provision for liabilities and charges		(1,049)

			(41,893)

			30,774

	Capital and Reserves
18	Called up share capital		263
20	Revaluation Reserve		1,329
20	Share premium account		15
20	Other reserves		381
20	Profit and loss account		28,786

	Shareholders’ Funds		30,774

Sauflon Pharmaceuticals Limited

CONSOLIDATED CASH FLOW STATEMENT

for the year ended October 31, 2013

	Notes	2013 £‘000

Net cash inflow from operations	I	14,894

Returns on investment & servicing of finance

Interest paid		(3,312)
Interest received		500
Interest element of lease purchase payments and finance lease rentals		(116)

Net cash (outflow) from returns on investments & servicing of finance		(2,928)

Taxation (paid)		(2,772)

Net cash inflow before investing and financing activities		9,194

Capital expenditure and financial investment

Payments to acquire fixed assets		(14,927)
Receipts from sale of fixed assets		—

Net cash (outflow) from investing activities		(14,927)

Net cash (outflows) before financing		(5,733)

Financing
Net proceeds from issue of ordinary shares		15
New finance leases and lease purchase contracts		3,712
New loan financing		40,276
Repayment of loans		(19,538)
Capital element of lease purchase payments and finance lease rentals		(6,807)
Hungarian State Subsidy		3

Net cash inflow from financing		17,661

Net cash inflow after financing	II, III	11,928

Sauflon Pharmaceuticals Limited

CONSOLIDATED CASH FLOW STATEMENT

for the year ended October 31, 2013

Reconciliation of operating profit to net cash inflow from operations

2013 £‘000
I Net cash inflow from operations
Operating profit	15,856
Adjustments for non cash items
Depreciation and amortisation	4,352
Loss/(Profit) on disposal of fixed assets	137
Exchange translation adjustment	(24)
Changes in working capital
Stocks	(3,547)
Debtors	(5,144)
Creditors	3,264

Net cash inflow from operations	14,894

	1 Nov 2012 £‘000	Cash flow £‘000	Other non cash changes £‘000	31 Oct 2013 £‘000
II Analysis of net debt
Net cash:
Cash at bank and in hand	3,221	4,746	—	7,967
Bank overdrafts	(8,300)	7,182	—	(1,118)

	(5,079)	11,928	—	6,849

Debt:
Finance leases	(4,702)	3,096	—	(1,606)
Debts falling due within one year	(2,179)	2,159	—	(20)
Debts falling due after one year	(17,071)	(22,913)	—	(39,984)

	(23,952)	(17,658)	—	(41,610)

Total of Net Cash and Net Debt	(29,031)	(5,730)	—	(34,761)

2013 £‘000
III Reconciliation of net cash flow to movement in net debt

Increase in cash in year	11,928
Cash outflow from increase/decrease in debt	(17,658)
Outflow from increase/decrease other non cash changes	—

Movement in net debt in the year	(5,730)

Opening net debt	(29,031)

Closing net debt	(34,761)

Sauflon Pharmaceuticals Limited

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	Accounting policies

Basis of preparation of accounts

These financial statements have been prepared solely for the purpose of meeting the requirements of U.S. Securities and Exchange Commission (“SEC”) Rule 3-05 of Regulation S-X following the acquisition of the Sauflon Pharmaceuticals Limited (“the Group,” “Parent” or “the Company”) by The Cooper Companies, Inc. on 6 August 2014. The financial statements have been prepared in accordance with applicable United Kingdom Generally Accepted Accounting Practice (“UK GAAP”), which have been applied consistently (except as otherwise stated).

(a)	Accounting convention

The financial statements are prepared under the historical cost convention as modified by the revaluation of certain fixed assets.

(b)	Comparative figures

No comparative information has been presented in these financial statements as no comparatives are required under SEC Rule 3-05 of Regulation S-X. However, this is a departure from UK GAAP as comparative figures are required by FRS28.

These financial statements have been prepared on the going concern basis as the ultimate parent undertaking has confirmed that it will provide such financial and other support as is necessary to enable the Company to trade and meet its liabilities as they fall due for at least twelve months from the date of signing these financial statements.

Basis of consolidation

The consolidated financial statements include the results of the parent company and its subsidiary undertakings made up to the end of the financial year. Intra-group transactions are excluded on consolidation and sales and profit figures relate to external transactions only. The results of subsidiaries sold or acquired are included in the profit and loss account up to, or from the date control passes.

Revenue Recognition

Revenue is recognised in the profit and loss account when goods or services are supplied or made available to external customers against orders received, title and risk of loss is passed to the customer, reliable estimates can be made of relevant deductions and all relevant obligations have been fulfilled, such that the earnings process is regarded as being complete.

Turnover

Turnover is based on sales of goods and services supplied during the year, excluding VAT and net of discounts.

Sauflon Pharmaceuticals Limited

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	Accounting policies - continued

Tangible Assets and Depreciation

Tangible assets are shown at cost or valuation less depreciation.

No depreciation is provided on freehold land, depreciation on other assets is calculated to write off their cost or valuation over their expected useful lives, at the following annual rates:

Freehold buildings			2% on valuation
Leasehold improvements			20% on cost or over the lease term
Computer equipment			25% on cost
Plant and equipment	-	vehicles	25% on net book value
	-	on finance leases	33% on cost
	-	lens case moulds	20% on cost or valuation
	-	other	10% to 15% on net book value

Goodwill

For acquisitions of a business, purchased goodwill is capitalised in the year in which it arises and is amortised in equal instalments over its useful economic life up to a maximum of 20 years.

The profit or loss on the disposal of a business includes the attributable amount of any goodwill relating to that business not previously charged through the profit and loss account.

Capitalised goodwill in respect of subsidiaries is included within intangible fixed assets. In accordance with FRS10, the value of goodwill will be subject to review at the end of the first financial year following acquisition, and may be subject to review at the end of the accounting period in which events or changes of circumstances indicate that the carrying value may not be recoverable.

Investments

Investments held as fixed assets are stated at cost less provision for any permanent diminution in value.

Research, Development, Patents and Trademarks

Research and development is written off in the Profit and Loss Account in the year in which it is incurred. The protection of the Company’s title by way of purchase of trademarks and worldwide patents may be capitalised. These intangible assets are then amortised over a period between five and ten years. This depends on the considered minimum useful life of the products which are established as significant contributors to Company profitability.

Leased assets

Operating lease rentals are charged to the profit and loss account as incurred. Assets obtained under hire purchase contracts and finance leases are capitalised as tangible assets and depreciated over the shorter of the lease term and their useful lives. Obligations under such arrangements are included in creditors net of the finance charge allocated to future periods. The finance element of the rental payment is charged to the profit and loss account so as to produce a constant periodic rate of charge on the net obligation outstanding in each period.

Stocks

Stocks are valued at the lower of cost or net realisable value after making due allowance for obsolete and slow moving stock. Cost includes an addition for overheads where appropriate.

Sauflon Pharmaceuticals Limited

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	Accounting policies - continued

Deferred taxation

The accounting policy in respect of deferred tax reflects the requirements of FRS19 – Deferred tax. Deferred tax is provided in full in respect of taxation deferred by timing differences between the treatment of certain items for taxation and accounting purposes. The deferred tax balance has not been discounted.

No provision has been made for deferred tax on gains recognised on revaluing property to its market value as the Company does not intend to sell the re-valued assets.

Foreign currencies

Profit and loss accounts of the overseas subsidiary undertakings are translated at average exchange rates for the year. Assets and liabilities in foreign currencies are translated into sterling at the rate prevailing at the balance sheet date. Differences arising from the re-translation of the opening net investment in the overseas subsidiary undertaking to year end rates are taken to reserves.

Where part of the inter-company loans and balances built up from trading transactions are considered to be part of the equity stake in the subsidiaries (a non monetary item) then those balances are carried at the historic rate.

Where the inter-company loans and balances will be settled (a monetary item) even if this is more than one year after the end of the balance sheet date then those balances are re-translated at the year end rate and the exchange movement taken to the profit and loss account.

Exchange differences on trading are taken into account in arriving at the operating profit.

Pensions

The Group operates defined contribution pension schemes and the pension charge represents the amounts payable by the Group to the funds in respect of the year, in accordance with FRS17.

Preference Shares

In accordance with FRS25, preference shares which by their nature are deemed to be a financial liability are classified as debt on the balance sheet. Dividends accruing on instruments classified as debt are charged to the profit and loss account as interest payable.

Employee Benefit Trust

In accordance with the requirements of the Accounting Standards Board, the net assets represented by contributions made by the Company to the trustees of the Sauflon Pharmaceuticals Benefit Trust are consolidated with those of the Company until the assets held by the trust are allocated unconditionally to employees or former employees of the Company. As a consequence, cash contributed to The Sauflon Pharmaceuticals Benefit Trust is included as a current asset of the Company and where cash has been utilised in purchasing shares in Sauflon Pharmaceuticals Group Limited this has been deducted from shareholders funds.

An amount equal to the Company’s contributions to the trust is transferred to non-distributable reserves, to reflect the fact that payments made to the trust are no longer within the ownership of the Company, and released as the asset within the trust vests in the employees. Any gains, losses and tax charges relating to the Employee Benefit Trust are transferred to the non-distributable reserve as they arise.

Sauflon Pharmaceuticals Limited

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	Accounting policies - continued

Share-based Payments

In accordance with FRS20 – Share-based payment, the Group reflects the economic cost of awarding share and share options to employees by recording an expense in the Profit and Loss Account equal to the fair value of the benefit awarded.

Capital grants

Capital grants are treated as deferred income and credited to the profit and loss by instalments over the same period and on the same basis as the depreciation charge.

Sauflon Pharmaceuticals Limited

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.	Turnover

The whole of the turnover and the profit/loss before taxation is attributable to the one principal activity of the group. The geographical analysis of turnover is as follows:

	EMEA 2013 £‘000	Americas 2013 £‘000	Asia - Pacific 2013 £‘000	Total 2013 £‘000

Sales by destination:
Sales to third parties	89,207	7,336	5,045	101,588

Sales by origin:
Total Sales	179,716	—	—	179,716
Inter-segment sales	(78,128)	—	—	(78,128)

Sales to third parties	101,588	—	—	101,588

3.	Operating Profit

2013 £‘000
Operating profit is stated after charging
Depreciation of tangible fixed assets:
- Owned	3,557
- Held under finance leases and lease purchase contracts	736
Intangible assets - amortisation	59
Research & Development expenditure	836
(Profit)/loss on sale of fixed assets	137
Employment costs (note 4)	29,783
Auditor’s remuneration for the statutory accounts	92
Non Audit related work	29
Rents payable in respect of operating leases:
- Land and buildings	1,834
- Other	330

Sauflon Pharmaceuticals Limited

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.	Employees

2013
The average weekly number of employees, including directors, was:
Managerial	117
Production	686
Other staff	209

Total	1,012

2013 £‘000
Staff costs, including directors’ remuneration, amounted to:
Wages and salaries	25,255
Social security costs	3,422
Other pension costs	1,106

29,783

5.	Directors’ emoluments

2013 £‘000
Directors’ emoluments
- Salaries and fees	2,366
- Other emoluments (including benefits in kind)	24
- Contributions to money purchase pension schemes	192
- Sums paid to third parties for directors’ services	22

2,604

Emoluments, excluding pension contributions:
The highest paid director	484

Money purchase pension contributions (highest paid director)	32
Number of directors to whom retirement benefits are accruing under:
- money purchase schemes	7

Sauflon Pharmaceuticals Limited

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.	Interest payable and similar charges

2013 £‘000
Interest payable:
On bank loans, overdrafts and other loans:
Repayable within five years, not by instalments	1,804
Repayable wholly or partly in more than five years by instalments	497
On finance leases and lease purchase contracts	115

2,416

Foreign exchange losses / (gains) on financing activities	1,192
Preference dividend payable	1,114

Net interest payable and similar charges	4,722

7.	Interest receivable and similar income

2013 £‘000

Interest receivable	500

Net interest receivable and similar income	500

8.	Taxation

2013 £‘000
Domestic current year tax
Current tax on income for the period	1,109
Adjustment for prior years	2

1,111
Double taxation relief	(94)

1,017
Foreign tax
Current tax on income for the period	406

Current tax charge	1,423

Deferred tax
Origination and reversal of timing difference	93
Deferred tax charge prior year	182

Tax on profit on ordinary activities	1,698

The foreign tax arises in respect of overseas subsidiaries, calculated on income.

Sauflon Pharmaceuticals Limited

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.	Taxation - continued

Factors affecting tax charge

2013 £‘000
Profit/(loss) on ordinary activities before taxation	11,634

Profit/(loss) on ordinary activities before taxation multiplied by standard rate of UK corporation tax of 23.41%	2,724

Effects of:
Non deductible expenses	20
Depreciation add back	578
Capital allowances	(363)
Foreign tax adjustment	(253)
Adj to tax charge in respect of previous periods	2
Share option exercise	(1,285)

Current tax charge	1,423

Factors that may affect future tax charges:

Based on current capital investment plans, the Group expects to continue to be able to claim capital allowances in excess of depreciation when looking at the extended investment period. No provision has been made for deferred tax on gains recognised on revaluing freehold property to its market value. Such tax would become payable only if the property were sold without it being possible to claim rollover relief. The total amount unprovided for is £265,703. At present, it is not envisaged that any tax will become payable in the foreseeble future.

Sauflon Pharmaceuticals Limited

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.	Intangible fixed assets

	Goodwill £‘000	Trademark & patents £‘000	Total £‘000
Cost
At 1st November 2012	52	344	396
Additions	—	99	99

At 31st October 2013	52	443	495

Amortisation
At 1st November 2012	52	150	202
Provided in the year	—	59	59

At 31st October 2013	52	209	261

Net Book Value
At 31st October 2013	—	234	234

At 1st November 2012	—	194	194

Sauflon Pharmaceuticals Limited

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.	Tangible fixed assets

The freehold property acquired at a cost of £499,104 was valued at 31 October 2011 by Kemsley, Whiteley and Ferris, chartered surveyors, on an open market value existing use basis in the sum of £1,600,000.

	Freehold land & buildings £‘000	Leasehold improvement £‘000	Plant & equipment £‘000	Total £‘000
Cost or valuation
At 1st November 2012	1,600	680	47,235	49,515
Additions	—	851	13,978	14,829
Currency realignment	—	4	38	42
Disposals	—	(5)	(160)	(165)

At 31st October 2013	1,600	1,530	61,091	64,221

Depreciation
At 1st November 2012	29	529	19,117	19,675
Provided in the year	55	31	4,207	4,293
Currency realignment	—	1	30	31
Disposals	—	(5)	(23)	(28)

At 31st October 2013	84	556	23,331	23,971

Net Book Value
At 31st October 2013	1,516	974	37,760	40,250

At 1st November 2012	1,571	151	28,118	29,840

Sauflon Pharmaceuticals Limited

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.	Tangible fixed assets - continued

Original cost and depreciation based on cost of freehold land and buildings included at valuation:

2013 £‘000
Cost
As at 31st October 2012	499

Depreciation based on cost
At 1st November 2012	(150)
Provided in the year	(9)

At 31st October 2013	(159)

Net book value at 31st October 2013	340

The above analysis of plant & equipment includes the following in respect of capitalised finance leases and lease purchase contracts:

2013 £‘000
NBV at 31st October 2013	6,007
Depreciation charge in the year	736
Acc depn at 31st October 2013	4,088

11.	Fixed asset investments

Sauflon Pharmaceuticals Limited holds its interest in MJS Lens (Automation) Limited indirectly through its wholly owned subsidiary Sauflon CL Limited which holds 100% of the interest. Sauflon Pharmaceuticals Limited holds part of its interest in Sauflon CL Kft indirectly through its wholly owned subsidiary Sauflon CL Limited which holds 99.9% of the interest. The principal activity of these undertakings for the last relevant financial year was as follows:

Sauflon Central Europe B.V.	Distribute contact lenses and after care products
Optipak Ltd	Manufacture and distribute lens cases
Sauflon CL Ltd	Manufacture contact lenses
Contact Lenses (Manufacturing) Limited	Non trading
Sauflon Italia Srl	Distribute contact lenses and after care products
Sauflon Pharmaceuticals GmbH	Distribute contact lenses and after care products
Sauflon Pharmaceuticals Inc.	Distribute contact lenses and after care products
Sauflon CL Kft	Manufacture contact lenses
Sauflon Eyecare Pty Ltd	Distribute contact lenses and after care products
Sauflon Manufacturing Limited	Non trading
MJS Lens (Automation) Ltd.	Non trading
Sauflon Trustees Ltd.	Non trading
Sauflon Nordics AB	Distribute contact lenses and after care products
Sauflon International Ltd	Non trading

Sauflon Pharmaceuticals Limited

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.	Stocks

2013 £‘000

Raw materials and consumables	3,453
Finished goods and goods for resale	15,001

18,454

13.	Debtors

2013 £‘000
Trade debtors	22,063
Other debtors	1,884
Prepayments and accrued income	2,429
Corporation tax	333

26,709

14.	Creditors

2013 £‘000
Amounts falling due within one year
Bank loans and overdrafts	1,138
Trade creditors	8,819
Other creditors	4,618
Obligations under finance leases and lease purchase contracts	746
Social security and other taxes	673
Accruals and deferred income	4,953

20,947

The bank overdraft is secured by fixed and floating charges over the assets of the company and certain subsidiaries.

The aggregate amount of the above group creditors secured (made up of bank loans and overdraft, finance and lease purchase contracts) was £1,884,952.

Sauflon Pharmaceuticals Limited

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.	Creditors

2013 £‘000
Bank loans	39,984
Finance lease and lease purchase commitments (note 16)	860

40,844

Analysis of loans
Wholly repayable within five years by instalments:
Term Loan Facility	39,928
Secured loan	76

40,004

Included in current liabilities	(20)

39,984

Instalment not due within five years	—

Loan maturity analysis
Amounts falling due between one and two years:	20
Amounts falling due in more than two years but not over five years:	39,964
In more than five years:	—

Sauflon Pharmaceuticals Ltd entered into a multi-currency revolving credit facility agreement on 6 June 2013, which has a maturity of 5 years. The facility is secured over the assets of the group. The facility attracts interest at 2% above LIBOR / EURIBOR.

Sauflon Pharmaceuticals Limited

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.	Leased assets and lease purchase commitments

2013 £‘000
Finance leases and lease purchase commitments
Net obligations expiring:
Within one year	746
Between one and five years	860
After five years	—

1,606

Operating leases

	Land and buildings 2013 £‘000	Plant and equipment 2013 £‘000
Annual commitment under non-cancellable operating leases
Leases expiring:
Within one year	178	46
Between one and five years	1,301	446
After five years	1,167	—

	2,646	492

17.	Provision for liabilities and charges

2013 £‘000
Deferred Tax
Accelerated capital allowances	321
R&D	(46)

275

Provision at start of period	577
Deferred tax charge in profit and loss account	275

Provision at end of period	852

Deferred Income

State Subsidy	197

Total	1,049

Sauflon Pharmaceuticals Limited

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.	Share capital

The authorised share capital of the company is £304,225.

2013 £‘000
Alloted, called up and fully paid
Equity shares
215,557 Ordinary shares of £1 each	216

Alloted and partly paid
Equity shares
47,130 25 pence paid Ordinary shares of £1 each	47

263

On 26 February 2013, 31,943 Ordinary shares were converted into preference shares. These preference shares entitle the holders, in priority to any dividend or distribution to holders of any other class of share capital, to receive a cumulative preferential cash dividend of 15% of available post-tax profits from 27 February 2013 to 26 February 2014, and 20% of available post-tax profits thereafter. These shares rank equally in all other respects with the Ordinary shares on issue, and each may be converted to 1 £1 Ordinary share. The company recorded £1,114,000, included in interest expense, relating to the preference share dividend payable for the period to 31 October 2013. These have been reported in line with FRS25 and FRS4.

19.	Reconciliation of movements in shareholders’ funds

2013 £‘000
Retained profit for the year	9,936
Exchange fluctuation	(24)
Share Premium Increase	13

Net movement of shareholders’ funds	9,925
Opening shareholders’ funds	20,849

Closing shareholders funds	30,774

Represented by:
Equity shares	30,774

Sauflon Pharmaceuticals Limited

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.	Reserves

2013 £‘000
Profit and loss
At 1st November 2012	18,874
Retained profit for the year	9,936
Net movement on retranslation of Investment in Subsidiaries	(24)
Movement during the year	—

At 31st October 2013	28,786

Revaluation reserve
At 1st November 2012	1,329
Movement during year	—

At 31st October 2013	1,329

Cumulative translation adjustment
At 1st November 2012	(653)
Adjustments on net investment in subsidiary undertakings	(24)

At 31st October 2013	(677)

Capital redemption reserve
At 1st November 2012	349
Movement during year	32

At 31st October 2013	381

Share Premium Account
At 1st November 2012 - Excess Redemption on Shares	2
Share Premium on Part Paid	—
Movement during year	13

At 31st October 2013	15

21.	Future capital expenditure

Contracted for but not provided for in the accounts: £5,353,901

Authorised but not contracted for to date by the board of directors: £0

Sauflon Pharmaceuticals Limited

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.	Pension commitments

The group operates defined contribution pension schemes. The assets of the schemes are held separately from those of the group in an independently administered fund. The pension cost charge represents contributions payable by the group to the funds and amounted to £470,348. At 31 October 2013 there was £35,067 outstanding to the fund.

23.	Employee Benefit Trust

Sauflon Trustee Ltd was established on 2 December 2004 to act as corporate trustee of the Sauflon Pharmaceuticals Employee Benefit to encourage and facilitate the holding of shares by or for the benefit of employees. The Company is non-trading.

At 31 October 2013 the trust owned zero shares, following the transfer of the remaining 7,185 shares to two current directors during the period. Furthermore, the remaining instalment of £204,614 that was due to a former executive director on a previous purchase of shares was made during 2013.

24.	Related Party Transactions

Sauflon Pharmaceuticals Ltd has taken advantage of the exemption in Financial Reporting Standard Number 8 from the requirement to disclose transactions with the group companies on the grounds that all such transactions are eliminated on consolidation.

The company contracted with Mr A E Wells, a shareholder, in the amount of £1,078,758 for the provision of consultancy services performed outside the United Kingdom.

25.	Share Options

An Executive Management Incentive Scheme is in place whereby the board of directors may in its absolute discretion select individuals and specify appropriate conditions for those individuals to be eligible for grant and exercise of share options.

26.	Control

The ultimate controlling party for the year ended 31 October 2013 was the Company’s Board of Directors. The Group was acquired by The Cooper Companies, Inc. on 6 August 2014. As of that date, the Group’s ultimate parent undertaking and controlling party is The Cooper Companies, Inc., a company incorporated in the United States. Also from that date, the only group in which the results of the Group will be consolidated is that headed by The Cooper Companies, Inc. The consolidated accounts of The Cooper Companies, Inc. are available to the public and may be obtained from http://investor.coopercos.com.

Sauflon Pharmaceuticals Limited

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

27.	Summary of significant differences between accounting practice generally accepted in the United Kingdom and accounting principles generally accepted in the United States of America

The accompanying consolidated financial statements of Sauflon Pharmaceuticals Limited have been prepared in accordance with UK GAAP as described in Note 1. UK GAAP differs in certain respects from the requirements of US GAAP. The effects of the application of US GAAP to Sauflon results, as determined under UK GAAP, are set out below.

	Year ended 31 October 2013 Profit & loss account £’000	At 31 October 2013 Shareholders’ funds £000

UK GAAP results
Profit after taxation for the year	9,936	—
Shareholders’ funds	—	30,774

US GAAP adjustments:
a) Tangible assets	33	(1,180)
b) Capitalised interest	60	60
c) Preference share dividend reclass	1,114	—
d) Goodwill	—	52

Total US GAAP adjustments	1,207	(1,068)

Results under US GAAP	11,143	29,706

a)	Tangible assets

Under UK GAAP, revaluation of assets is allowed under FRS15. Revaluation gains are recognized in the Profit and Loss Account only to the extent (after adjusting for subsequent depreciation) that they reverse revaluation losses on the same asset that was previously recognized in the Profit and Loss Account. All other revaluation gains should be recognized in the Statement of Total Recognised Gains and Losses.

Under US GAAP, no revaluations of property, plant and equipment assets are allowed other than impairments. Such assets are recorded at historical cost less accumulated depreciation and only written up to their fair value when they are acquired in a business combination or reorganization.

Sauflon Pharmaceuticals Limited

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

27.	Summary of significant differences between accounting practice generally accepted in the United Kingdom and accounting principles generally accepted in the United States of America - continued

b)	Capitalised interest

Under UK GAAP, a tangible fixed asset should initially be measured at its cost representing costs that are directly attributable to bringing the asset into working condition for its intended use. The cost of a tangible fixed asset (whether acquired or self-constructed) comprises its purchase price, after deducting any trade discounts and rebates, and any costs directly attributable to bringing it into working condition for its intended use. Certain finance costs can be included in the initial measurement of tangible fixed assets. However, capitalisation of such costs is not required.

Under US GAAP, the historical cost of acquiring an asset includes the costs necessarily incurred to bring it to the condition and location necessary for its intended use. If an asset requires a period of time in which to carry out the activities necessary to bring it to that condition and location, the interest cost incurred during that period as a result of expenditures for the asset is recorded as part of the historical cost of acquiring the asset.

c)	Preference Shares

On 26 February 2013, 31,943 Ordinary shares were converted into preference shares. In accordance with FRS25, preference shares which by their nature are deemed to be a financial liability are classified as debt on the balance sheet. Dividends accruing on instruments classified as debt are charged to the profit and loss account as interest payable.

Under US GAAP, the conversion feature that will result in the conversion of ordinary shares into preference shares is considered an equity instrument and classified as equity in the financial statements. The dividend payout is treated as an equity instrument based on the equity classification of the underlying preference shares. The conversion feature is measured at the inception of the arrangement and the allocated value should be deducted from the proceeds of the facility. The difference between the face value and the carrying value of the facility as a result of the conversion feature is accounted for as a discount and accreted to interest expense over the term of the debt.

d)	Goodwill

Under UK GAAP, goodwill is amortised over its estimated economic life, not to exceed 20 years.

Under US GAAP, goodwill is not amortised but instead tested at least annually for impairment or more frequently if impairment indicators exist.

Classification and presentation

In addition to the differences between UK GAAP and US GAAP related to the recognition and measurement of transactions by the Company, there are also differences in the manner in which items are classified and presented in the Company’s financial statements. These classification differences have no impact on net income or shareholders’ funds.